UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2006

--------------------------------------------------------------------------------------------

Twin Disc, Incorporated

--------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Wisconsin 1-7635 39-0667110
----------------------------------------------------------------------------------------------------------

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No.)

1328 Racine Street, Racine, Wisconsin		53403

----------------------------------------------------------------------------------------------------

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (262) 638-4000

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
---------------------------------------------------------------------------------------------------------------------

This Form 8-K may contain statements that are forward looking as defined by the Securities and Exchange Commission in its rules, regulations and releases. Twin Disc intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors including those identified in Twin Disc’s most recent periodic report and other filings with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by Twin Disc or any other person that the results expressed therein will be achieved.

Item 1.01 Entry into a Material Definitive Agreement

The discussion under Item 2.01 of this Form 8-K is incorporated by reference in this Item 1.01 as if set forth herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 12, 2006, Twin Disc, Incorporated (the “Twin Disc”) entered into a Stock Purchase Agreement (the “Agreement”) with the shareholders of the following four related foreign entities: B.C.S. S.r.l., an Italian limited liability company; B.C.S. Service S.r.l., an Italian limited liability company; Boat Equipment Limited, a Maltese limited liability company; and Vetus Italia S.r.l., an Italian limited liability company (collectively, the “Acquired Companies”). Pursuant to the Agreement, on May 12, 2006, Twin Disc acquired all of the outstanding shares of the Acquired Companies.

The total purchase price for the acquisition of the Acquired Companies was €17,715,000 ($22,707,000), allocated among the Acquired Companies as set forth in the Agreement. The entire purchase price was paid in cash by wire transfer at closing.

The following tables contain key selected financial information regarding the Acquired Companies on a consolidated basis. The results of operations table reflects information for the fiscal year ended December 31, 2005, and the balance sheet table reflects information as of December 31, 2005.

2005 Results of Operations (in 000’s)

Sales (after intracompany eliminations)	EUR	22,753
EBITDA	EUR	3,377
Pre-Tax Earnings	EUR	3,024
Net Earnings	EUR	1,788

12/31/2005 Balance Sheet Data (in 000’s)

Total Assets	EUR	19,510
Inventory	EUR	6,941
Fixed Assets	EUR	2,408

Accounts Receivable	EUR	9,037
Cash	EUR	946
All Other	EUR	178

Long-Term Debt	EUR	561
Short-Term Debt	EUR	743
Accounts Payable	EUR	3,922
Other Current and Non-Current Liabilities	EUR	3,642
Net Equity	EUR	10,643

The above figures are based on the unaudited financial statements of the Acquired Companies, which were prepared in accordance with the generally accepted accounting principles of Italy. Prior to the acquisition of the Acquired Companies, Twin Disc conducted extensive due diligence regarding the business and financial condition of the Acquired Companies. As a result of such due diligence, Twin Disc believes that the foregoing financial information is materially correct. Although the above financial information has not been reconciled to United States GAAP, Twin Disc does not believe that such reconciliation will result in any material changes to the information presented above.

The above figures use a non-GAAP measure, EBITDA (defined as net income excluding the effects of interest, income taxes, depreciation and amortization). EBITDA is not a measure of financial performance under generally accepted accounting principles ("GAAP"), and should not be considered in isolation or as an alternative to net income or other measures of financial performance prepared in accordance with GAAP as an indicator of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies. Twin Disc believes that EBITDA is a supplemental measure of the Acquired Companies’ operating performance, and it is generally used by investors to evaluate companies in the manufacturing field.

The information set forth in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01

Regulation FD Disclosure

On May 16, 2006, Twin Disc issued a press release announcing the acquisition of the Acquired Companies. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item	9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

No financial statements are being filed with this report. Twin Disc will attempt to file the financial statements required to be filed as exhibits to this report by amendment not later than seventy-one (71) days after the date that the initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information

No pro forma financial information is being filed with this report. Twin Disc will attempt to file the financial statements required to be filed as exhibits to this report by amendment not later than seventy-one (71) days after the date that the initial report on Form 8-K must be filed.

(c) Exhibits

2.1	Stock Purchase Agreement*

99.1	Press release of Twin Disc, Incorporated, dated May 16, 2006

* Pursuant to Item 601(b)(2) of Regulation S-K, schedules to the Stock Purchase Agreement are being omitted from this filing. Twin Disc will furnish copies of such schedules supplementally to the Securities and Exchange Commission upon request.

------------------------------------------------------------------------------------------------------------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 16, 2006                                                                                                                                      Twin Disc, Inc.

                                                                                                                                                            /s/ Christopher J. Eperjesy
                                                                                                                                                           --------------------------------------------
                                                                                                                                                            Christopher J. Eperjesy
                                                                                                                                                             VP-Finance, CFO and Secretary